Other Intangible Assets Disclosure	12 Months Ended
Dec. 31, 2015
Notes
Other Intangible Assets Disclosure

NOTE 6 - OTHER INTANGIBLE ASSETS, NET

Other intangible assets, net consist of the following at:

	December 31, 2015 Gross	Accumulated Amortization	December 31, 2015 Net

Capitalized software costs	$2,048,998	$(763,684)	$1,285,314
License agreements and contracts	75,000	--	75,000
Domain names	85,000	(22,564)	62,436
Total intellectual property, net	$2,208,998	$(786,248)	$1,422,750

	December 31, 2014 Gross	Accumulated Amortization	December 31, 2014 Net

Capitalized software costs	$2,182,640	$(582,017)	$1,600,623
License agreements and contracts	69,808	(69,808)	--
Domain names	85,000	(11,887)	73,113
Total intellectual property, net	$2,337,448	$(663,712)	$1,673,736

During the year ended December 31, 2015, management reviewed the carrying amount of the assets and determined as a result of changes in the focus of the Company’s current direction, certain costs that had been capitalized to software development would not be used and no longer had value to the Company.  As a result of this analysis, $542,771 in costs were recorded as an impairment loss, net of $287,831 of amortization related to the assets.

During the year ended December 31, 2014, management reviewed the carrying amount of the assets and determined as a result of diversification in the Company’s business model due to its acquisitions, the license agreements previously recorded no longer yielded a net future cash flow. As a result of this analysis, the Company recorded, to other expense, an impairment loss of $69,808 in accordance with ASC Topic 360-10-05.